SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[x ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Under Rule 14a-12

                         THE ADVISORS' INNER CIRCLE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         5) Total fee paid:

--------------------------------------------------------------------------------


[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

--------------------------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         3)       Filing Party:

--------------------------------------------------------------------------------
         4)       Date Filed:

                                      THE ADVISORS' INNER CIRCLE FUND

           Acadian Emerging Markets Portfolio                     ICM Small Company Portfolio
                 AIG Money Market Fund                            Japan Smaller Companies Fund
             Analytic Defensive Equity Fund                          LSV Value Equity Fund
            Analytic Global Long-Short Fund                 The McKee International Equity Portfolio
            Analytic Short-Term Income Fund                   Rice Hall James Micro Cap Portfolio
                Cambiar Opportunity Fund                    Rice Hall James Small/Mid Cap Portfolio
           Cambiar International Equity Fund                   Rice Hall James Mid Cap Portfolio
               Cambiar Conquistador Fund                     Sterling Capital Small Cap Value Fund
        Chicago Asset Management Value Portfolio                 Sterling Capital Balanced Fund
                  CB Core Equity Fund                          Synovus Large Cap Core Equity Fund
               Chartwell U.S. Equity Fund                          Synovus Mid Cap Value Fund
             Chartwell Small Cap Value Fund                   Synovus Intermediate-Term Bond Fund
     Commerce Capital Government Money Market Fund            Synovus Georgia Municipal Bond Fund
Commerce Capital Treasury Obligations Money Market Fund         Toews S&P 500(R) Hedged Index Fund
              FMA Small Company Portfolio                     Toews Nasdaq-100(R) Hedged Index Fund
                    FMC Select Fund                                  TS&W Equity Portfolio
                FMC Strategic Value Fund                          TS&W Fixed Income Portfolio
          Haverford Quality Growth Stock Fund                 TS&W International Equity Portfolio
                 HGK Equity Value Fund                       United Association S&P 500 Index Fund

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 18, 2005

         Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of The Advisors' Inner Circle Fund (the "Trust") will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on February 18, 2005 at 11:00 a.m. Eastern Time. The Special Meeting is being called for the purpose of considering the proposal set forth below and to transact such other business as may be properly brought before the Special Meeting.

PROPOSAL:  To elect members to the Board of Trustees of the Trust.

         Only shareholders of the Trust at the close of business on December 23, 2004, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

         SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                   By Order of the Trustees,

                                   /s/ James F. Volk

                                   James F. Volk
                                   PRESIDENT

Dated: January 6, 2005

                            THE ADVISORS' INNER CIRCLE FUND

           Acadian Emerging Markets Portfolio                     ICM Small Company Portfolio
                 AIG Money Market Fund                            Japan Smaller Companies Fund
             Analytic Defensive Equity Fund                          LSV Value Equity Fund
            Analytic Global Long-Short Fund                 The McKee International Equity Portfolio
            Analytic Short-Term Income Fund                   Rice Hall James Micro Cap Portfolio
                Cambiar Opportunity Fund                    Rice Hall James Small/Mid Cap Portfolio
           Cambiar International Equity Fund                   Rice Hall James Mid Cap Portfolio
               Cambiar Conquistador Fund                     Sterling Capital Small Cap Value Fund
        Chicago Asset Management Value Portfolio                 Sterling Capital Balanced Fund
                  CB Core Equity Fund                          Synovus Large Cap Core Equity Fund
               Chartwell U.S. Equity Fund                          Synovus Mid Cap Value Fund
             Chartwell Small Cap Value Fund                   Synovus Intermediate-Term Bond Fund
     Commerce Capital Government Money Market Fund            Synovus Georgia Municipal Bond Fund
Commerce Capital Treasury Obligations Money Market Fund         Toews S&P 500(R) Hedged Index Fund
              FMA Small Company Portfolio                     Toews Nasdaq-100(R) Hedged Index Fund
                    FMC Select Fund                                  TS&W Equity Portfolio
                FMC Strategic Value Fund                          TS&W Fixed Income Portfolio
          Haverford Quality Growth Stock Fund                 TS&W International Equity Portfolio
                 HGK Equity Value Fund                       United Association S&P 500 Index Fund

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 18, 2005

         This proxy statement is furnished by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust") in connection with the solicitation of proxies for use at the special meeting of shareholders (the "Special Meeting") of the Trust to be held on Friday, February 18, 2005, at 11:00 a.m. Eastern Time, or at any adjournment thereof, at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. It is expected that the Notice of Special Meeting, this proxy statement, and a proxy card will be mailed to shareholders on or about January 6, 2005.

SUMMARY

         At the Special Meeting, all shareholders will be asked to vote to elect members to the Board of Trustees of the Trust. If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy by mail, telephone or Internet allowing sufficient time for the proxy to be received on or before the date of the Special Meeting. If your proxy is properly returned by that date, shares represented by your proxy will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the proxy with respect to a proposal, the proxy will be voted FOR the approval of the proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy, or by attending and voting at the Special Meeting.

         The close of business on December 23, 2004 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the Record Date, the Trust's net assets and the approximate number shares outstanding were as follows:


FUND                                                                   NET ASSETS ($)             SHARES OUTSTANDING
----                                                                 ----------------           ---------------------
Acadian Emerging Markets Portfolio ...............................     636,163,453.63              31,768,019.4890
AIG Money Market Fund ............................................   1,139,001,045.39           1,139,016,501.9100
Analytic Defensive Equity Fund ...................................      56,667,394.79               4,886,324.8950
Analytic Global Long-Short Fund ..................................       2,634,404.76                 290,486.7310
Analytic Short-Term Income Fund ..................................      25,774,408.03               2,484,792.6180
Cambiar Opportunity Fund .........................................     169,181,782.95              10,206,458.8250
Cambiar International Equity Fund ................................      28,778,982.96               1,265,626.4790
Cambiar Conquistador Fund ........................................       1,915,266.53                 170,732.3160
Chicago Asset Management Value Portfolio .........................      59,013,673.73               4,235,883.1110
CB Core Equity Fund ..............................................      46,867,557.82               3,777,642.5730
Chartwell U.S. Equity Fund .......................................      11,921,962.48               1,161,150.0110
Chartwell Small Cap Value Fund ...................................      29,937,367.60               1,840,601.8180
Commerce Capital Government Money Market Fund ....................     199,875,797.38             199,875,796.5500
Commerce Capital Treasury Obligations Money Market Fund ..........     627,129,110.16             627,130,079.8800
FMA Small Company Portfolio ......................................     221,466,636.90              10,139,832.6060
FMC Select Fund ..................................................     267,202,539.41              12,693,260.5950
FMC Strategic Value Fund .........................................      93,859,864.74               4,949,325.9440
Haverford Quality Growth Stock Fund ..............................      15,450,356.44                1,501,730.889
HGK Equity Value Fund ............................................      11,658,406.52               1,139,139.3380
ICM Small Company Portfolio ......................................   1,510,208,375.44              41,438,140.8980
Japan Smaller Companies Fund .....................................      86,295,789.54               7,210,032.6260
LSV Value Equity Fund ............................................     400,432,445.91              26,275,577.7860
The McKee International Equity Portfolio .........................     237,998,164.12              19,655,508.5600
Rice Hall James Micro Cap Portfolio ..............................     190,698,481.36               9,288,630.6650
Rice Hall James Small/Mid Cap Portfolio ..........................     177,058,126.31              11,698,901.2280
Rice Hall James Mid Cap Portfolio ................................       1,967,152.46                 176,079.3710
Sterling Capital Small Cap Value Fund ............................     274,333,644.62              14,870,707.7260
Sterling Capital Balanced Fund ...................................      39,704,590.98               3,429,184.1050
Synovus Large Cap Core Equity Fund ...............................     247,081,983.45              24,133,836.3730
Synovus Mid Cap Value Fund .......................................      88,962,879.48               6,098,442.2140
Synovus Intermediate-Term Bond Fund ..............................     184,836,330.32              18,570,062.8540
Synovus Georgia Municipal Bond Fund ..............................      60,772,795.43               6,023,224.3690
Toews S&P 500(R)Hedged Index Fund ................................      24,397,833.57               2,563,698.1810
Toews Nasdaq-100(R)Hedged Index Fund .............................       9,743,775.11                 961,816.0590
TS&W Equity Portfolio ............................................      47,346,494.59               3,784,960.7750
TS&W Fixed Income Portfolio ......................................      29,798,955.47               2,913,025.6910
TS&W International Equity Portfolio ..............................      63,990,971.97               4,507,481.4650
United Association S&P 500 Index Fund ............................     890,223,002.26             100,983,018.0610

EXPENSES

         The expenses of the Special Meeting will be borne proportionately by each series of the Trust based on the assets of such series. The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust.

         UPON REQUEST, THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO A SHAREHOLDER. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS MAY BE OBTAINED BY WRITING TO THE TRUST C/O SEI INVESTMENTS COMPANY, ONE FREEDOM VALLEY DRIVE, OAKS, PENNSYLVANIA 19456 OR BY CALLING 1-877-446-3863.

                             DISCUSSION OF PROPOSAL

INTRODUCTION

         At the Special Meeting, it is proposed that ten Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of Robert A. Nesher, William M. Doran, John T. Cooney, Robert A. Patterson, Eugene B. Peters, James M. Storey, George J. Sullivan, Betty L. Krikorian, Charles E. Carlbom, and Mitchell A. Johnson (each a "Nominee" and collectively, the "Nominees"). FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES.

GENERAL INFORMATION

         The Trust's Board of Trustees currently consists of seven Trustees, five of whom have been elected by shareholder vote and two of whom have been appointed by the Board. At a meeting held on November 16, 2004, the Board of Trustees approved the nomination of Robert A. Nesher, William M. Doran, John T. Cooney, Robert A. Patterson, Eugene B. Peters, James M. Storey, and George J. Sullivan, each of whom is a current member of the Board. If approved by shareholders at the Special Meeting, they will continue to serve as members of the Board of Trustees of the Trust. At the meeting, the Board of Trustees also approved the nomination of Betty L. Krikorian, Charles E. Carlbom, and Mitchell
A. Johnson, each a Trustee candidate ("Candidate") to the Board. If approved by shareholders at the Special Meeting, the Candidates will begin serving as members of the Board of Trustees of the Trust immediately following the Special Meeting.

         You are being asked to approve the election of the Nominees as Trustees of the Trust to 1) ensure there is a sufficient number of independent Trustees to permit the Trust to rely on certain exemptive rules, and 2) satisfy certain requirements of Section 16 of the Investment Company Act of 1940, as amended (the "1940 Act").

         The SEC recently adopted certain amendments to rules under the 1940 Act which permit an investment company to rely on certain exemptive rules IF at least 75% of the members of such company's Board is independent. Currently, only 71% of the Trust's Board members are independent. If all of the Nominees are approved, including each Candidate, 80% of the Board's members will be independent immediately following the Special Meeting.

         Section 16(a) of the 1940 Act generally requires the trustees of an investment company be elected by shareholder vote. Section 16(a) provides, however, that trustees may be appointed without the election by shareholders if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. Currently, five of the seven Trustees have been elected by shareholders. If the three Candidates were appointed to the Board, immediately following such appointment only five of ten, or one-half, of the Board would be elected by shareholder vote, thus failing to meet the two-thirds requirement. Accordingly, the Board has determined that it would be in the best interests of shareholders to call a special meeting at this time and recommend the election by shareholders of each Nominee.

         Each of the Nominees has consented to being named in this proxy statement and serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until the earlier of his resignation or his successor is duly appointed or elected and qualified.

INFORMATION REGARDING TRUSTEES AND NOMINEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees. The persons currently serving as Trustees of the Trust additionally serve in the same capacity for three other Trusts operating as investment companies: The Advisors' Inner Circle Fund II, The MDL Funds and Expedition Funds. If elected by shareholders, the nominees would serve in the same capacity for the Trust, and are expected to serve as Trustees of these other Trusts, subject to election by shareholders of each other Trust, respectively. Because of the common membership of each of these Trust's respective Board of Trustees, regular meetings of the Board of Trustees are held jointly for these Trusts to tend to the business of each respective Trust. However, other than sharing the same administrator and distributor and having the same members on each Trust's Board of Trustees, the Trusts have no relationship with each other. The table below provides basic information about each Nominee and each current

Trustee. The "Fund Complex" consists of each separate series ("Fund") within the Trust. The mailing address for each Nominee, except William M. Doran, is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The mailing address for Mr. Doran is 1701 Market Street, Philadelphia, Pennsylvania 19103. The following information is provided for each Nominee:


                                                                         NUMBER OF
                                                                         PORTFOLIOS
                                                                           IN FUND
                                                                           COMPLEX
                                               PRINCIPAL                  OVERSEEN    OTHER DIRECTORSHIPS
               POSITION(S)  TERM OF OFFICE    OCCUPATION(S)              BY TRUSTEE    HELD BY TRUSTEE
               HELD WITH    AND LENGTH OF     DURING PAST 5              OR NOMINEE      OR NOMINEE
NAME AND AGE   THE TRUST     TIME SERVED          YEARS                 FOR TRUSTEE     FOR TRUSTEE
-----------------------------------------------------------------------------------------------------------------
NOMINEES FOR INTERESTED TRUSTEES (CURRENTLY SERVE AS INTERESTED TRUSTEES)*
-----------------------------------------------------------------------------------------------------------------
William  M.   Trustee      No set term;      Self-employed Consultant         38     Director of SEI Investments
Doran, 64                  served since 1992 since 2003. Partner,                    Company, SEI Investments
                                             Morgan, Lewis &                         Distribution Co. Trustee of
                                             Bockius LLP (law firm)                  The Advisors' Inner Circle
                                             from 1976 to 2003,                      Fund II, Expedition Funds,
                                             counsel to the Trust,                   The MDL Funds, SEI Asset
                                             SEI Investments,                        Allocation Trust, SEI Daily
                                             the Administrator                       Income Trust, SEI
                                             and the Distributor.                    Institutional International
                                                                                     Trust, SEI Institutional
                                                                                     Investments Trust, SEI
                                                                                     Institutional Managed Trust,
                                                                                     SEI Index Funds, SEI Liquid
                                                                                     Asset Trust and SEI Tax
                                                                                     Exempt Trust


Robert A.     Chairman     No set term;      Currently performs               38     Trustee of The Advisors'
Nesher, 58    of the Board served since 1991 various services on behalf              Inner Circle Fund II, Bishop
              of Trustees                    of SEI Investments for                  Street Funds, Expedition
                                             which Mr. Nesher is                     Funds, The MDL Funds, SEI
                                             compensated.                            Global Master Fund, plc, SEI
                                                                                     Global Assets Fund, plc, SEI
                                                                                     Global Investments Fund,
                                                                                     plc, SEI Investments Global,
                                                                                     Limited, SEI Absolute Return
                                                                                     Master Fund, L.P., SEI
                                                                                     Opportunity Master Fund,
                                                                                     L.P., SEI Absolute Return
                                                                                     Fund, L.P., SEI Opportunity
                                                                                     Fund, L.P., SEI Asset
                                                                                     Allocation Trust, SEI Daily
                                                                                     Income Trust, SEI
                                                                                     Institutional International
                                                                                     Trust, SEI Institutional
                                                                                     Investments Trust, SEI
                                                                                     Institutional Managed Trust,
                                                                                     SEI Liquid Asset Trust and
                                                                                     SEI Tax Exempt Trust
-----------------------------------------------------------------------------------------------------------------
NOMINEES FOR INDEPENDENT TRUSTEES (CURRENTLY SERVE AS INDEPENDENT TRUSTEES)*
-----------------------------------------------------------------------------------------------------------------
John T.       Trustee      No set term;      N/A                              38     Trustee of The Advisors'
Cooney, 77                 served since 1993                                         Inner Circle Fund II, The
                                                                                     MDL Funds, and the
                                                                                     Expedition Funds

Robert A.     Trustee      No set term;      Pennsylvania State               38     Director, Pennsylvania
Patterson, 87              served since 1993 University, Senior Vice                 Research Corp. Member and
                                             President, Treasurer                    Treasurer (Emeritus), Board
                                             (Emeritus); Financial and               of Trustees of Grove City
                                             Investment Consultant,                  College. Trustee of The
                                             Professor of Transportation             Advisors' Inner Circle Fund
                                             since 1984                              II, The MDL Funds, and the
                                                                                     Expedition Funds

                                                                         NUMBER OF
                                                                         PORTFOLIOS
                                                                           IN FUND
                                                                           COMPLEX
                                               PRINCIPAL                  OVERSEEN    OTHER DIRECTORSHIPS
               POSITION(S)  TERM OF OFFICE    OCCUPATION(S)              BY TRUSTEE    HELD BY TRUSTEE
               HELD WITH    AND LENGTH OF     DURING PAST 5              OR NOMINEE      OR NOMINEE
NAME AND AGE   THE TRUST     TIME SERVED          YEARS                 FOR TRUSTEE     FOR TRUSTEE
-----------------------------------------------------------------------------------------------------------------
Eugene B.     Trustee      No set term;      Private investor from            38     Trustee of The Advisors'
Peters, 75                 served since 1993 1987 to present                         Inner Circle Fund II, The
                                                                                     MDL Funds, and the
                                                                                     ExpeditionFunds

James M.      Trustee      No set term;      Attorney, Solo                   38     Trustee of The Advisors'
Storey, 73                 served since 1994 Practitioner since 1994                 Inner Circle Fund II, The
                                                                                     MDL Funds, the Expedition
                                                                                     Funds, State Street Research
                                                                                     Funds, Massachusetts Health
                                                                                     and Education Tax-Exempt
                                                                                     Trust, SEI Asset Allocation
                                                                                     Trust, SEI Daily Income
                                                                                     Trust, SEI Index Funds, SEI
                                                                                     Institutional International
                                                                                     Trust, SEI Institutional
                                                                                     Investments Trust, SEI
                                                                                     Institutional Managed Trust,
                                                                                     SEI Liquid Asset Trust and
                                                                                     SEI Tax Exempt Trust

George J.     Trustee      No set term;      Chief Executive Officer,         38     Trustee, State Street
Sullivan, 62               served since 1999 Newfound Consultants                    Navigator Securities Lending
                                             Inc. since April 1997                   Trust. Trustee of The
                                                                                     Advisors' Inner Circle Fund
                                                                                     II, The MDL Funds, the
                                                                                     Expedition Funds, SEI
                                                                                     Absolute Return Master Fund,
                                                                                     LP, SEI Asset Allocation
                                                                                     Trust, SEI Daily Income
                                                                                     Trust, SEI Index Funds, SEI
                                                                                     Institutional International
                                                                                     Trust, SEI Institutional
                                                                                     Investments Trust, SEI
                                                                                     Institutional Managed Trust,
                                                                                     SEI Liquid Asset Trust, SEI
                                                                                     Opportunity Master Fund and
                                                                                     SEI Tax Exempt Trust
-----------------------------------------------------------------------------------------------------------------
NOMINEES FOR INDEPENDENT TRUSTEES (CURRENTLY CANDIDATES)*
-----------------------------------------------------------------------------------------------------------------
Betty L.      N/A          N/A               Self-Employed Legal and          38     N/A
Krikorian, 61                                Financial Services
                                             Consultant since 2003.
                                             State Street Bank Global
                                             Securities and Cash
                                             Operations from 1995 to 2003.

Charles E.    N/A          N/A               Self-Employed Business           38     Director, Crown Pacific Inc.
Carlbom, 70                                  Consultant, Business
                                             Projects Inc. since 1997.
                                             CEO and President,
                                             United Grocers Inc. from
                                             1997 to 2000.


Mitchell A.   N/A          N/A               Retired.                         38     Director, Federal Agricultural
Johnson, 62                                                                          Mortgage Corporation

--------------------
* Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." Mssrs. Doran and Nesher are deemed interested Trustees by virtue of their affiliation with the Trust's Distributor.

COMPENSATION OF TRUSTEES AND OFFICERS

         The officers of the Trust do not receive any direct compensation from the Trust. Each Trustee who is not an officer, employee or director of the investment adviser to any Fund or its affiliates receives an aggregate annual fee plus a fee per meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings) from the Trust. Payment of such fees and expenses is allocated between each respective Fund. The aggregate compensation payable by the Trust to each of the Trustees serving during the fiscal year ended April 30, 2004 is set forth in the compensation table below.

                                           PENSION OR                             TOTAL
                                          RETIREMENT                          COMPENSATION
                        AGGREGATE          BENEFITS      ESTIMATED ANNUAL    FROM FUND AND
                      COMPENSATION     ACCRUED AS PART    BENEFITS UPON       FUND COMPLEX
NAME OF TRUSTEE       FROM THE TRUST   OF FUND EXPENSES     RETIREMENT       PAID TO TRUSTEE*
---------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
---------------------------------------------------------------------------------------------
William M. Doran         $     0                 N/A            N/A             $     0
Robert A. Nesher         $     0                 N/A            N/A             $     0
---------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
---------------------------------------------------------------------------------------------
John T. Cooney           $36,354                 N/A            N/A             $36,354
Robert A. Patterson      $36,354                 N/A            N/A             $36,354
Eugene B. Peters         $36,354                 N/A            N/A             $36,354
James M. Storey          $36,354                 N/A            N/A             $36,354
George J. Sullivan       $36,354                 N/A            N/A             $36,354

--------------
*   The Trust is the only investment company in the "Fund Complex."

OWNERSHIP OF FUND SECURITIES

         The  table   below  shows  the  dollar   range  of  equity   securities
beneficially owned by each Nominee as of December 31, 2003:

                                                              AGGREGATE DOLLAR RANGE OF
                                                            EQUITY SECURITIES IN ALL FUNDS
                                                            OVERSEEN OR TO BE OVERSEEN BY
                         DOLLAR RANGE OF EQUITY             TRUSTEE OR NOMINEE IN FAMILY
NAME OF NOMINEE          SECURITIES IN THE FUND               OF INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
-------------------------------------------------------------------------------------------
William M. Doran                  None                                    None
Robert A. Nesher                  None                                    None
-------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-------------------------------------------------------------------------------------------
John T. Cooney                    None                                    None
Robert A. Patterson               None                                    None
Eugene B. Peters                  None                                    None
James M. Storey                   None                                    None
George J. Sullivan                None                                    None
Betty L. Krikorian                None                                    None
Charles E. Carlbom                None                                    None
Mitchell A. Johnson               None                                    None

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

         The table below provides information about the number of Board meetings held during each Fund's most recently completed fiscal year, and which Board members attended such meetings.

                                                    NUMBER OF BOARD
                                                 MEETINGS HELD DURING
FUND AND FISCAL YEAR                            MOST RECENT FISCAL YEAR             TRUSTEES IN ATTENDANCE
-------------------------------------------------------------------------------------------------------------
Analytic Defensive Equity Fund, Analytic Global            6              The Trustees attended all meetings,
Long-Short Fund, and Analytic Short-Term Income                           except Mr. Peters, who was absent
Fund                                                                      from one meeting.

December 31, 2003

Cambiar Opportunity Fund, Cambiar International            6              The Trustees attended all meetings,
Equity Fund, Cambiar Conquistador Fund, and                               except Mr. Peters, who was absent
Chicago Asset Management Value Portfolio                                  from one meeting.

April 30, 2004

All Other Funds                                            7              The Trustees attended all meetings,
                                                                          except Mr. Peters, who was absent
October 31, 2004 7                                                        from one meeting.


         AUDIT COMMITTEE. The Board of Trustees has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. The Independent Trustees, Messrs. Cooney, Patterson, Peters, Storey and Sullivan, currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met as follows during each Fund's most recently completed fiscal year.


                                                              NUMBER OF AUDIT
                                                             COMMITTEE MEETINGS
                                                              HELD DURING MOST
FUND AND FISCAL YEAR                                         RECENT FISCAL YEAR
--------------------------------------------------------------------------------
Analytic Defensive Equity Fund, Analytic Global Long-Short            4
Fund, and Analytic Short-Term Income Fund

December 31, 2003

Cambiar Opportunity Fund, Cambiar International Equity Fund,          4
Cambiar Conquistador Fund, and Chicago Asset Management
Value Portfolio

April 30, 2004

All Other Funds                                                       5

October 31, 2004

         NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibilities of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee has adopted a charter, a copy of which is attached hereto as Exhibit A. It is the Nominating Committee's policy to review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's office. The Nominating Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership. As of the date of this Proxy Statement, the Nominating Committee has not adopted such specific qualifications. The Independent Trustees, Messrs. Cooney, Patterson,
Peters, Storey and Sullivan, currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met three times during each Fund's most recently completed fiscal year.

         FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, an Interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met as follows during each Fund's most recently completed fiscal year.


                                                   NUMBER OF FAIR VALUE PRICING
                                                  COMMITTEE MEETINGS HELD DURING
FUND AND FISCAL YEAR                                MOST RECENT FISCAL YEAR
--------------------------------------------------------------------------------
Analytic Defensive Equity Fund, Analytic Global                34
Long-Short Fund, and Analytic Short-Term Income Fund

December 31, 2003

Cambiar Opportunity Fund, Cambiar International                35
Equity Fund, Cambiar Conquistador Fund, and Chicago
Asset Management Value Portfolio

April 30, 2004

All Other Funds                                                41

October 31, 2004

COMMUNICATIONS WITH THE BOARD

         Shareholders wishing to submit written communications to the Board should send their communications to SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

BOARD APPROVAL OF THE ELECTION OF TRUSTEES

         At the meeting of the Board of Trustees held on November 16, 2004, the Board of Trustees voted to approve a Special Shareholder Meeting to elect each of the Nominees as a Trustee of the Trust. Prior to such meeting, the Board met several times to consider approximately ten new Trustee candidates. Before making its final recommendation, the Board conducted two in-person interviews with each Candidate. The Board also considered, among other factors, each Nominee's experience, qualifications, and willingness to serve as Trustees for other Trusts administered by SEI Investments Global Funds Services, and determined that each Nominee is qualified to serve or continue to serve as a Trustee. In voting to approve the Nominees, the Board of Trustees also considered various matters related to the management and long-term welfare of the Trust.

SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

         At the Special Meeting, it is proposed that ten Trustees be elected to hold office until their successors are duly elected and qualified. The election of Trustees requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by proxy at the Special Meeting. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of Robert A. Nesher, William M. Doran, John T. Cooney, Robert A. Patterson, Eugene B. Peters, James
M. Storey, George J. Sullivan, Betty L. Krikorian, Charles E. Carlbom, and Mitchell A. Johnson. If you return your proxy but give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Trust, the current Boards of Trustees will remain in place and will consider alternative nominations.


                    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                          VOTE FOR EACH OF THE NOMINEES

                             ADDITIONAL INFORMATION

EXECUTIVE OFFICERS OF THE TRUST

         Information about the Trust's current principal executive officers is set forth below. The mailing address of each officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.


                                         TERM OF                                                        NUMBER OF
                                        OFFICE AND                                                   FUNDS IN THE
                                        LENGTH OF                                                         FUND
                      POSITION WITH       TIME               PRINCIPAL OCCUPATION                      COMPLEX TO
NAME AND AGE            THE TRUST        SERVED           DURING THE PAST FIVE YEARS                  BE OVERSEEN
---------------------------------------------------------------------------------------------------------------------
James F. Volk, 42   President         No set term;        Senior Operations Officer, SEI Funds             38
                                      served since 2003   Accounting and Administration since 1996.

Peter Golden, 40    Controller and    No set term;        Director of Global Fund Services since           38
                    Chief Financial   served since 2003   June 2001.  Vice President of Funds
                    Officer                               Administration for J.P. Morgan Chase & Co.
                                                          from 2000 to 2001.  Vice President of
                                                          Pension and Mutual Fund Accounting for
                                                          Chase Manhattan Bank from 1997 to 2000.

William E.          Chief             No set term;        Employed by SEI Investments Company              38
Zitelli, Jr., 36    Compliance        served since 2004   from 2000 to 2004. Vice President, Merrill
                    Officer                               Lynch & Co. Asset Management Group from
                                                          1998 to 2000.

James Ndiaye, 36    Vice President    No set term;        Employed by SEI Investments Company
                    and Secretary     served since 2004   since October 2004.  Vice President,
                                                          Deutsche Asset Management from 2003 to
                                                          2004.  Associate, Morgan, Lewis & Bockius,
                                                          LLP from 2000 to 2003.  Counsel, Assistant
                                                          Vice President, ING Variable Annuities
                                                          Group from 1999 to 2000.

Timothy D.          Vice President    No set term;        Employed by SEI Investments Company since        38
Barto, 36           and Assistant     served since 1999   October 1999. General Counsel, Vice
                    Secretary                             President and Secretary of the
                                                          Administrator since 2004 and Vice
                                                          President of SEI Investments Distribution
                                                          Company, 1999-2003. Associate, Dechert
                                                          Price & Rhoads (law firm), 1997-1999.


John Munera, 42     Vice President    No set term;        Middle Office Compliance Officer at SEI          38
                    and Assistant     served since 2002   Investments since 2000. Supervising
                    Secretary                             Examiner at Federal Reserve Bank of
                                                          Philadelphia from 1998 to 2000.

Philip T.           Vice President    No set term;        Employed by SEI Investments Company since        38
Masterson, 40       and Assistant     served since 2004   August 2004. General Counsel, Citco Mutual
                    Secretary                             Fund Services from 2003 to 2004.
                                                          OppenheimerFunds, Vice President and
                                                          Assistant Counsel from 1997 to 2001 and
                                                          Vice President and Associate Counsel from
                                                          2001 to 2003.





TRUSTEE AND OFFICER FUND OWNERSHIP

         As of the Record Date, the Trust's Trustees and officers, collectively, owned less than one percent (1%) of the outstanding shares of the Trust.

INVESTMENT ADVISERS

         The  following   investment  advisers  provide  investment   management
services to each of the Funds:

FUND                                                         INVESTMENT ADVISER AND ADDRESS
-------------------------------------------------------------------------------------------------------------------------
Acadian Emerging Markets Portfolio                           Acadian Asset Management, Inc.
                                                             Ten Post Office Square, 8th floor
                                                             Boston, MA  02109

AIG Money Market Fund                                        AIG Global Investment Corp.
                                                             70 Pine Street, 20th Floor
                                                             New York, NY  10270

Analytic Defensive Equity Fund                               Analytic Investors, Inc.
Analytic Global Long-Short Fund                              500 South Grand Avenue, 23rd Floor
Analytic Short-Term Income Fund                              Los Angeles, CA 90071

Cambiar Opportunity Fund                                     Cambiar Investors, Inc.
Cambiar International Equity Fund                            2401 East Second Street
Cambiar Conquistador Fund                                    Suite 400
                                                             Denver, CO  80206

Chicago Asset Management Value Portfolio                     Chicago Asset Management Company
                                                             70 West Madison Street
                                                             Suite 400
                                                             Chicago, IL 60602

CB Core Equity Fund                                          Central Bank & Trust (CB Investment Managers LLC-Adviser)
                                                             300 W. Vine Street
                                                             Lexington, KY  40507

Chartwell U.S. Equity Fund                                   Chartwell Investment Partners
Chartwell Small Cap Value Fund                               1235 Westlakes Drive, Suite 400
                                                             Berwyn, PA  19312

Commerce Capital Government                                  Commerce Capital Markets/Commerce Bank
  Money Market Fund                                          One Commerce Square
Commerce Capital Treasury Obligations Money                  2005 Market Street, Suite 200
 Market Fund                                                 Philadelphia, PA  19103

FMA Small Company Portfolio                                  Fiduciary Management Associates, LLC
                                                             55 W. Monroe Street - Suite 2550
                                                             Chicago, IL  60603

FMC Select Fund                                              First Manhattan Co.
FMC Strategic Value Fund                                     437 Madison Avenue
                                                             New York, NY  10022-7002

Haverford Quality Growth Stock Fund                          Haverford Investment Management, Inc.
                                                             Three Radnor Corporate Center
                                                             Suite 450
                                                             Radnor, PA 19087-4546

HGK Equity Value Fund                                        HGK Asset Management, Inc.
                                                             Newport Tower
                                                             525 Washington Blvd.
                                                             Jersey City, NJ  07310

ICM Small Company Portfolio                                  Investment Counselors of Maryland, LLC
                                                             803 Cathedral Street
                                                             Baltimore, MD  21201

Japan Smaller Companies Fund                                 Prospect Asset Management, Inc.
                                                             6700 Kalanianaole Hwy, Suite 122
                                                             Honolulu, Hawaii  96825

LSV Value Equity Fund                                        LSV Asset Management
                                                             1 N. Wacker Drive
                                                             Chicago, IL  60606

The McKee International Equity Portfolio                     C.S. McKee, L.P.
                                                             One Gateway Center
                                                             Pittsburgh, PA  15222

Rice Hall James Micro Cap Portfolio                          Rice Hall James & Associates
Rice Hall James Small/Mid Cap Portfolio                      600 West Broadway Street - Suite 1000
Rice Hall James Mid Cap Portfolio                            San Diego, CA  92101

FUND                                                         INVESTMENT ADVISER AND ADDRESS
-------------------------------------------------------------------------------------------------------------------------
Sterling Capital Small Cap Value Fund                        Sterling Capital Management, LLC
Sterling Capital Balanced Fund                               Two Morrocroft Centre
                                                             4064 Colony Road, Suite 300
                                                             Charlotte, NC  28211

Synovus Large Cap Core Equity Fund                           Synovus Investment Advisors, Inc.
Synovus Mid Cap Value Fund                                   PO Box 120
Synovus Intermediate-Term Bond Fund                          Columbus, GA 31902-0120
Synovus Georgia Municipal Bond Fund

Toews S&P 500(R) Hedged Index Fund                           Toews Corporation
Toews Nasdaq-100(R) Hedged Index Fund                        1500 Market Street
                                                             12th Floor, East Tower
                                                             Philadelphia, PA  19102

TS&W Equity Portfolio                                        Thompson, Siegel & Walmsley, Inc.
TS&W Fixed Income Portfolio                                  5000 Monument Avenue
TS&W International Equity Portfolio                          Richmond, VA  23230

United Association S&P 500 Index Fund                        National City Investment Management Co.
                                                             1900 E. Ninth Street
                                                             Cleveland, OH 44114

DISTRIBUTOR AND PRINCIPAL UNDERWRITER

         SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, acts as the distributor of the Funds.

ADMINISTRATOR

         SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator.

5% SHAREHOLDERS

         As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the outstanding shares of each fund of the Trust, as described below. The Funds do not know whether the shares referred to above were beneficially owned by the persons listed below, or whether the shares were held in such persons' accounts for their fiduciary, agency or custodial customers.

                                                                                                   PERCENTAGE OF FUND'S
FUND AND CLASS                  NAME AND ADDRESS OF SHAREHOLDER          NUMBER OF SHARES OWNED     OUTSTANDING SHARES
-------------------------------------------------------------------------------------------------------------------------
Acadian Emerging Markets        Charles Schwab & Co Inc                       18,366,470.0360              57.89%
Portfolio                       Reinvest Account
                                Attn: Mutual Funds
                                101 Montgomery St.
                                San Francisco, CA 94104-4122

                                National Investor Services                     1,746,635.2340               5.51%
                                FBO 097-50000-19
                                55 Water St., 32nd Floor
                                New York, NY 10041-3299

AIG Money Market Fund -         AI Aviation - Premium                        206,680,519.1700              19.96%
Class A                         c/o AIG Inc
                                70 Pine St. 19th Floor
                                New York, NY 10270-0002

                                American General Life Inv                     95,158,347.2800               9.19%
                                Attn: B Cheung
                                90 Hudson St. Floor 7
                                Jersey City, NJ 07302-3900

                                                                                                     PERCENTAGE OF FUND'S
FUND AND CLASS                  NAME AND ADDRESS OF SHAREHOLDER            NUMBER OF SHARES OWNED     OUTSTANDING SHARES
-------------------------------------------------------------------------------------------------------------------------
AIG Money Market Fund -         NUF/Machine Deductible                          17,425,869.8200            16.85%
Class B                         c/o AIG Treasury Group
                                Attn: Helen Stefanis
                                70 Pine St. 17th Floor
                                New York, NY 10270-0002

                                Natl Union Fire Ins Co of Pittsburgh PA Pledgee  9,381,608.6800             9.07%
                                Playa Capital Co LLC Pledgor
                                Attn: J. Martin
                                12555 W Jefferson Blvd. Suite 300
                                Los Angeles, CA 90066-7038

                                Insurance Co of Penn Secured Party               7,001,956.6800             6.77%
                                Los Angeles County Metropolitan
                                Transportation Authority as Pledgor
                                Attn: H Saulter Mail Stop 99-20-7
                                1 Gateway Plz
                                Los Angeles, CA 90012-2952

                                American Home Assurance Company AS               6,210,438.5000             6.00%
                                Secured Party
                                Johns Manville Corp as Pledgor
                                Attn: Controller/Treas Dept MS 6-05
                                P.O. Box 5108
                                Denver, CO 80217-5108

                                National Union Fire Insurance Co.                5,628,672.0100             5.44%
                                of Pittsburgh PA
                                as Secured Party Metricom Inc as Pledgor
                                Attn: Phyllis Tam/Controller
                                2033 Gateway PL Suite 500
                                San Jose, CA 95110-3712

Analytic Short-Term             Charles Schwab & Co Inc                          1,071,882.4520            43.18%
Income Fund                     Special Custody Account
                                for Benefit of Custormers
                                101 Montgomery St.
                                San Francisco, CA 94104-4122

                                National Financial Services Corp.                  701,785.6100            28.27%
                                FBO Exclusive Benefit of Our Customers
                                200 Liberty Street
                                New York, NY 10281-1003

                                National Investor Services Corp.                   182,719.4080             7.36%
                                FBO Exclusive Benefit of Customers
                                Attn: Mutual Funds
                                55 Water St. Floor 32
                                New York, NY 10041-0028

Analytic Defensive              Charles Schwab & Co Inc                          1,224,842.7320            25.07%
Equity Fund                     Special Custody Account for Benefit of Customers
                                101 Montgomery St.
                                San Francisco, CA 94104-4122

                                National Financial Services Corp                   688,106.5060            14.08%
                                FBO Exclusive Benefit of Our Customer
                                Attn: Mutual Funds
                                200 Liberty St.
                                New York, NY 10281-1003

                                National Investor Services Corp                    265,737.2000             5.44%
                                FBO Exclusive Benefit of Customers
                                Attn: Mutual Funds
                                55 Water St. Floor 32
                                New York, NY 10041-0028

                                Analytic TSA Global Asset Mgt Inc                  247,693.6090             5.07%
                                Inv Mgr Prison Law Office
                                Attn: Joy Yap
                                700 S. Flower St. Ste 2400
                                Los Angeles, CA 90017-4211

                                                                                                     PERCENTAGE OF FUND'S
FUND AND CLASS                  NAME AND ADDRESS OF SHAREHOLDER            NUMBER OF SHARES OWNED     OUTSTANDING SHARES
-------------------------------------------------------------------------------------------------------------------------
Analytic Global                 Analytic TSA Global Asset Mgt Inc                  162,967.8560            56.10%
Long-Short Fund                 Inv Mgr for Prison Law Office
                                700 S. Flower St. Suite 2400
                                Los Angeles, CA 90017-4211


                                Trustlynx & Co                                      70,857.9710            24.39%
                                Attn: Trustlynx House Account
                                P.O. Box 173736
                                Denver, CO 80217-3736

                                National Financial Services Corp                    34,679.6710            11.94%
                                FBO Exclusive Benefit of Our Customers
                                Attn: Mutual Funds
                                200 Liberty St.
                                New York, NY 10281-1003

Cambiar Opportunity Portfolio   Charles Schwab & Co Inc                          6,777,199.9460            66.47%
                                Reinvest Account
                                Attn: Mutual Fund
                                101 Montgomery St.
                                San Francisco, CA 94104-4122

Cambiar International Equity    Devore Profit Sharing Trust                        212,641.1540            16.80%
Fund Inst                       Attn: Richard Devore
                                9020 E. 35th N Suite A
                                Wichita, KS 67226-2017

                                Devore Foundation Inc                              121,985.2230             9.64%
                                Attn: Richard Devore
                                9020 E. 35th N Suite A
                                Wichita, KS 67226-2017

                                Michael S. Barish &                                100,377.8700             7.93%
                                Joyce F. Barish Ten Com
                                5761 E. Nassau Pl.
                                Englewood, CO 80111-1021

                                Brian M. Barish                                     72,376.2450             5.72%
                                4634 E. Sixth Ave.
                                Denver, CO 80220-5030

Cambiar Opportunity Fund        N/A                                                    N/A                   N/A
R Class Shares

Cambiar Conquistador Fund       Capinco                                            150,637.2990            88.23%
                                c/o US Bank
                                P.O. Box 1787
                                Milwaukee, WI 53201-1787

                                Brian Mitchell Barish                               20,084.9730            11.76%
                                Subject to DST TOD Rules
                                4634 E. 6th Ave.
                                Denver, CO 80220-5030

CB Core Equity Fund             Cebantco                                          2,722,686.892            72.07%
                                Reinvest Account
                                300 W Vine
                                5th Floor
                                Lexington, KY 40507

                                Cebanto                                             921,526.944            24.39%
                                Cash Account
                                300 W Vine
                                5th Floor
                                Lexington, KY 40507

Chicago Asset Management        Mitra & Co.                                      4,203,711.4000            99.27%
Value Portfolio                 c/o Marshall & Ilsley Trust Co
                                1000 N Water St.
                                Wilwaukee, WI 53202-6648

                                                                                                     PERCENTAGE OF FUND'S
FUND AND CLASS                  NAME AND ADDRESS OF SHAREHOLDER            NUMBER OF SHARES OWNED     OUTSTANDING SHARES
-------------------------------------------------------------------------------------------------------------------------
Chartwell Small Cap Value       Chartwell Investment Partners                            79.656           100.00%
Fund - Advisor Class            A Partnership
                                1235 Westlakes Dr Ste 400
                                Berwyn, PA 19312-2416

Chartwell Small Cap Value       Illinois National Bank Cust Plumbers & Steam        442,395.040            24.04%
Fund - Institutional Class      Fitters Local 137
                                Pension
                                322 E Capitol Ave
                                Springfield, IL 62701-1710

                                BSA-ILA Pension Trust Fund                          329,089,635            17.88%
                                Restated October 1, 2000
                                197 8th Street STE 775
                                Charlestown, MA 02129-4208

                                Drake Center Capital and Strategic Fund             191,261.093            10.39%
                                151 W Galbraith Rd
                                Cincinnati, OH 45216-1015

                                Laffey McHugh Foundation                            171,491.795             9.32%
                                100 W-10th Street
                                Suite 815
                                Wilmington, DE 19801

                                Richard W. Clark & Kari Wigton Clark TR             133,769.482             7.27%
                                Clark Famly Trust of 1987
                                U/A 07/16/1987
                                3003 W Olive Ave
                                Burbank, CA 91505-4538

                                Charles H Barris                                     94,366.058             5.13%
                                Attn: Jon Caffey
                                c/o Chartwell Value Fund
                                1235 Westlake Dr Ste 330
                                Berwyn, PA 19312

Chartwell U.S. Equity Fund      SEI Private Trust Company                           494,384.165            42.60%
-- Institutional Class          c/o ID 370
                                One Freedom Valley Dr.
                                Oaks, PA 19456

                                Charles H. Barris                                   223,044.176            19.22%
                                c/o Chartwell Value Fund
                                Attn: Jon Caffey
                                1235 Westlakes Dr, Suite 330
                                Berwyn, PA 19312-2416

                                Saxon & Co                                          221,442.907            19.08%
                                FBO 21-35-001-3409576
                                PO Box 7780-1888
                                Philadelphia, PA 19182

                                Paul E Kelly TTEE FBO                               105,478.897             9.09%
                                Paul E Kelly Foundation
                                109 Forrest Ave
                                Narberth, PA 19072

Chartwell U.S. Equity Fund      Chartwell Investment Partners                            99.932           100.00%
- Advisor Class                 1235 Westlakes Dr Ste 400
                                Berwyn, PA 19312-2416

Commerce Capital Treasury       Commerce Bank NA                                425,469,768.230           100.00%
Obligations Money Market        Corporate Trust Department
Fund - Service Class            1701 Route 70 East
                                Cherry Hill, NJ 08034-5400

Commerce Capital Treasury       William P. Carrozza                                     100.000           100.00%
Obligations Money Market        125 Apley Drive
Fund - Admin Class              Cherry Hill, NJ 08003

                                                                                                     PERCENTAGE OF FUND'S
FUND AND CLASS                  NAME AND ADDRESS OF SHAREHOLDER            NUMBER OF SHARES OWNED     OUTSTANDING SHARES
-------------------------------------------------------------------------------------------------------------------------
Commerce Capital                SEI Trust Company                               141,368,980.350           92.62%
Government Money Market         c/o Commerce Wealth Advisors
Fund - Institutional Class      Attn: Mutual Fund Administrator
                                One Freedom Valley Drive
                                Oaks, PA 19456

                                Deutsche Bank Trust Company Americas              9,716,331.660           6.37%
                                Attn: Yana Kalachikova
                                A/C #670099944
                                280 Park Avenue, 9th Floor
                                Mail Stop NYC03-0914
                                New York, NY 10017

Commerce Capital                Pershing LLC                                     47,236,873.170         100.00%
Government Money Market         Omnibus Settlement Account
Fund - Class A                  Attn: Cash Mgmt Services
                                One Pershing Plaza
                                9th Floor
                                Jersey City, NJ 07399

Commerce Capital Treasury       Commerce Bank North                             136,954,458.470          67.91%
Obligations Money Market        Attn: Cash Management/ Don Reardon
Fund - Institutional Class      9000 Atrium Way
                                Mt. Laurel, NJ 08054

                                SEI Trust Company                                64,705,753.180          32.09%
                                c/o Commerce Wealth Advisors
                                Attn: Mutual Fund Administrator
                                One Freedom Valley Drive
                                Oaks, PA 19456

FMA Small Company               Fidelity Invest Inst Operations Co               5,871,531.9220          57.91%
Portfolio Inst                  Inc For Certain Employee Benefit Plans
                                100 Magellan Way KWIC
                                Covington, KY 41015-1999

                                Charles Schwab & Co Inc                            989,047.0960           9.75%
                                Reinvest Account
                                Attn: Mutual Fund
                                101 Montgomery St.
                                San Francisco, CA 94104-4122

                                Dingle & Co.                                       604,241.6150           5.96%
                                c/o Comerica Bank
                                Mutual Funds MC 3446
                                P.O. Box 75000
                                Detroit, MI 48275-0001

FMC Select Fund                 Pershing LLC                                    12,363,095.6030          97.43%
                                Attn: Mutual Funds
                                P.O. Box 2052
                                Jersey City, NJ 07303-2052

FMC Strategic Value Fund        Pershing LLC                                     4,680,476.9450          94.68%
                                Attn: Mutual Funds
                                P.O. Box 2052
                                Jersey City, NJ 07303-2052

Haverford Quality Growth        First Clearing LLC                               1,050,470.1680          69.21%
Stock Fund                      George W. Connell a/c 2394-4016
                                c/o The Rittenhouse Trust Co.
                                3 Radnor Corporate Ctr Suite 450
                                Radnor, PA 19087-4580

HGK Equity Value Fund           SEI Trust Company Cust                             103,713.1580           9.10%
                                IRA r/o Johanna M. Vandermark
                                117 High Point Cir
                                Newburgh, NY 12550-7240

                                                                                                     PERCENTAGE OF FUND'S
FUND AND CLASS                  NAME AND ADDRESS OF SHAREHOLDER            NUMBER OF SHARES OWNED     OUTSTANDING SHARES
-------------------------------------------------------------------------------------------------------------------------
                                Samuel Sporn & Joel Laitman Tr                      62,443.5310           5.48%
                                U/A 01/01/1996
                                Schoengold & Sporn Pc Profit
                                Sharing Trust
                                19 Fulton St. Suite 406
                                New York, NY 10038-2124

                                Thomas A. Vandermark Tr                             61,489.8680           5.40%
                                U/A 01/01/1996
                                The Vandermark Trust
                                117 High Point Circle
                                Newburgh, NY 12550-7240

ICM Small Company Portfolio     National Financial Services LLC                  4,561,904.6310          11.01%
                                For the Exclusive Benefit of our Customers
                                200 Liberty St.
                                One World Financial Center
                                New York, NY 10281-1003

                                Nationwide Trust Co Trust                        3,347,938.3850           8.08%
                                U/A 01/01/1998
                                FBO Southwest Airlines Pilots
                                Ret Savings Plan
                                98 San Jacinto Blvd Ste 1100
                                Austin, TX 78701-4255

                                Charles Schwab & Co Inc                          2,902,288.7830           7.01%
                                Special Custody Reinvest Account
                                For Exclusive Benefit of Customers
                                101 Montgomery St.
                                San Francisco, CA 94104-4122

                                WSSC Employees Retirement Plan                   2,593,262.6480           6.26%
                                14501 Sweitzer Ln.  Floor 11
                                Laurel, MD 20707-5902

Japan Smaller Companies Fund    Gothic Corporation                                5,168,528.767          71.69%
                                220 West Main Street Suite 1000
                                Durham, NC 27705

                                Employees Retirement plan of Duke U                 683,094.631           9.47%
                                Duke Management Co
                                UAD 7/1/59
                                2200 West Main Street Ste 1000
                                Durham, NC 27705

                                Charles Schwab & Co Inc- Mutual Fund                653,004.292           9.06%
                                SPL CSTDY A-C for EXCL BNFT CUST
                                101 Montgomery Street
                                San Francisco, CA 94104

LSV Value Equity Fund           DBAG LDN                                         4,737,434.0320          18.03%
                                A/C Emerging Market ITC
                                Attn: Marybeth Reid
                                31 W. 52nd St. 2nd FL Desk #167
                                New York, NY 10019-6123

                                Charles Schwab & Co Inc                          2,916,276.2490          11.10%
                                Reinvest Account
                                101 Montgomery St.
                                San Francisco, CA 94104-4122

                                Wachovia Bank                                    1,481,574.6110           5.64%
                                Omnibus Reinvest Reinvest
                                A/C 9999999954 NC 1151
                                1525 West WT Harris Blvd.
                                Charlotte, NC 28288-0001

                                                                                                     PERCENTAGE OF FUND'S
FUND AND CLASS                  NAME AND ADDRESS OF SHAREHOLDER            NUMBER OF SHARES OWNED     OUTSTANDING SHARES
-------------------------------------------------------------------------------------------------------------------------
McKee International Equity      Charles Schwab & Co Inc                          4,865,234.8030          25.51%
Portfolio                       Reinvest Account
                                Attn: Mutual Fund
                                101 Montgomery St.
                                San Francisco, CA 94104-4122

                                Pershing LLC                                     2,138,541.4350          11.21%
                                P.O. Box 2052
                                Jersey City, NJ 07303-2052

                                Saxon & Co.                                      2,106,060.8660          11.04%
                                FBO Westmoreland County Employees
                                Retirement Fund A/C 2010-002-1017501
                                P.O. Box  7780
                                Philadelphia, PA 19182-0001

                                Fulvest & Co.                                    1,728,608.3750           9.06%
                                FBO Lancaster County ERA
                                P.O. Box 3215
                                Lancaster, PA 17604-3215

                                United Bank Inc Cust                             1,586,634.9310           8.32%
                                FBO C S McKee Clients
                                Attn: Trust Operations
                                514 Market St.
                                Parkersburg, WV 26101-5144

Rice Hall James Micro Cap       Fidelity Invest Inst Operations Co               3,437,262.2970          37.02%
Portfolio                       Inc For Certain Employee Benefit Plans
                                100 Magellan Way KWIC
                                Covington, KY 41015-1999

                                Charles Schwab & Co Inc                          3,231,221.1390          34.80%
                                Reinvest Account
                                Attn: Mutual Fund
                                101 Montgomery St.
                                San Francisco, CA 94104-4122

Rice Hall James Small/Mid       Charles Schwab & Co Inc                          2,036,313.5300          17.36%
Cap Portfolio                   FBO Reinvest Account
                                Attn: Mutual Fund
                                101 Montgomery St.
                                San Francisco, CA 94104-4122

                                Wachovia Bank                                    1,219,073.2570          10.40%
                                Omnibus Cash/Cash
                                A/C#: 9999999980
                                1525 West WT Harris Blvd.
                                Charlotte, NC 28288-0001

                                Blush & Co.                                        808,490.0430           6.89%
                                P.O. Box 976
                                New York, NY 10268-0976

                                First Union National Bank Cust                     798,376.3750           6.81%
                                FBO Portfolio Strategies
                                A/C 9888888854
                                1525 West WT Harris Blvd.
                                CMG 3A4, NC-1151
                                Charlotte, NC 28288-0001

                                Bost & Co.                                         634,398.5040           5.41%
                                Mutual Funds Operations
                                A/C PCFF3340002
                                P.O. Box 3198
                                Pittsburgh, PA 15230-3198

                                                                                                     PERCENTAGE OF FUND'S
FUND AND CLASS                  NAME AND ADDRESS OF SHAREHOLDER            NUMBER OF SHARES OWNED     OUTSTANDING SHARES
-------------------------------------------------------------------------------------------------------------------------
Rice Hall James Mid Cap         City National Bank Cust                             88,111.0800          50.04%
Portfolio-Investor Class        FBO RHJ & Associates LLC Pool Acct
                                FFC A/C # 183501100
                                P.O. Box 60520
                                Los Angeles, CA 90060-0520

                                Wendel & Co.                                        44,216.1920          25.11%
                                FBO 243848
                                c/o The Bank of New York
                                P.O. Box 1066
                                Wall Street Station
                                New York, NY 11217

                                Wendel & Co.                                        29,477.4620          16.74%
                                FBO 243852
                                c/o The Bank of New York
                                P.O. Box 1066
                                Wall Street Station
                                New York, NY 11217

                                Wendel & Co.                                         9,825.8210           5.58%
                                FBO 243847
                                c/o The Bank of New York
                                P.O. Box 1066
                                Wall Street Station
                                New York, NY 11217


Rice Hall James Mid Cap         N/A                                                     N/A               N/A
Portfolio-Institutional Class

Sterling Capital Balanced       Mitra & Co.                                      2,813,444.7560          82.08%
Fund                            c/o Marshall & Ilsley Trust Co.
                                1000 N. Water St.
                                Milwaukee, WI 53202-6648

                                Charles Schwab & Co Inc                            207,600.5810           6.06%
                                Reinvest Account
                                Attn: Mutual Fund
                                101 Montgomery St.
                                San Francisco, CA 94104-4122

Sterling Capital Small Cap      Mitra & Co.                                      2,058,089.3410          13.85%
Fund                            c/o Marshall & Ilsley Trust Co.
                                1000 N. Water St.
                                Milwaukee, WI 53202-6648



                                Fidelity Invest Inst Operations Co               1,535,919.2290          10.34%
                                Inc For Certain Employee Benefit Plans
                                100 Magellan Way KWIC
                                Covington, KY 41015-1999

                                Charles Schwab & Co Inc                          1,367,096.4010           9.20%
                                Reinvest Account
                                Attn: Mutual Fund
                                101 Montgomery St.
                                San Francisco, CA 94104-4122

                                Maril & Co.                                        966,877.4040           6.51%
                                c/o Marshall & Ilsley Trust Co
                                1000 N. Water St.
                                Milwaukee, WI 53202-6648

                                MATCO                                              832,977.2980           5.61%
                                c/o Burlington Bank & Trust
                                P.O. Box 728
                                Burlington, IA 52601-0728

Synovus Mid Cap Value           N/A                                                   N/A                  N/A
Equity Fund - Class B

Synovus Mid Cap Value           N/A                                                    N/A                 N/A
Equity Fund - Class C

                                                                                                     PERCENTAGE OF FUND'S
FUND AND CLASS                  NAME AND ADDRESS OF SHAREHOLDER            NUMBER OF SHARES OWNED     OUTSTANDING SHARES
-------------------------------------------------------------------------------------------------------------------------
Synovus Mid Cap Value
Fund - Institutional Class      COBATCO                                           3,464,076.996          71.82%
                                c/o Marshall & Ilsley Trust
                                Attn: TR 14
                                1000 N. Water St.
                                Milwaukee, WI 53202-6648

                                TRUSTLYNX & Co.                                     728,647.937          15.11%
                                # 00T92
                                P.O. Box 173736
                                Denver, CO 80217-3736

                                Putnam Fiduciary Trust Co TTEE FBO                  404,494.135           8.39%
                                Synovus TSYS 401(K) Savings Plan
                                One Investors Way
                                Attn: DC Plan Admin
                                Norwood, MA 02062

Synovus Mid Cap Value           Putnam Fiduciary Trust Co TTEE FBO Synovus          129,391.498          29.96%
Fund -  Class A                 Financial Corp Defered Plan for Select EES
                                Investors Way
                                Attn: MSC4D
                                Norwood, MA 02062

                                AST Trust Co Cust Nominee                            44,816.829          10.38%
                                FBO Goldk.com Plans
                                2390 East Camelback Road
                                Suite 240
                                Phoenix, AZ 85016

Synovus Large Cap Core          COBATCO                                          21,326,305.353          93.80%
Equity Fund - Institutional     c/o Marshall & Ilsley Trust
Class                           Attn: TR 14
                                1000 N. Water St.
                                Milwaukee, WI 53202-6648

Synovus Large Cap Core          NFSC FEBO #0BX-376566                                24,605.239           6.42%
Equity Fund - Class C           NFS/FMTC IRA
                                FBO Talmadge S. Callaway
                                510 N. Main St.
                                Statesboro, GA 30458

Synovus Large Cap Core          NFSC FEBO #A3A-000086                                 9,965.893           6.21%
Equity Fund - Class B           Jerral Wayne Cox
                                Clifford H. Brasher
                                2990 Smyer Road
                                Birmingham, AL 35216

Synovus Large Cap Core          AST Trust Co Cust Nominee                           279,828.854          32.75%
Equity Fund - Class A           FBO Goldk.com Plans
                                2390 East Camelback Road
                                Suite 240
                                Phoenix, AZ 85016

                                Putnam Fiduciary Trust Co TTEE FBO Synovus          109,495.946          12.81%
                                Financial Corp Defered Plan for Select EES
                                Investors Way
                                Attn: MSC4D
                                Norwood, MA 02062

                                PIMS/Prudential Retirement                          100,512.576          11.76%
                                As Nominee for the TTEE/Cust PL 300
                                Schuster Enterprises, Inc.
                                Synovus Trust Company
                                1148 Broadway
                                Columbus, GA 31901

                                NFSC FEBO #0BX-464767                                51,920.409           6.08%
                                Ruby E. Ingle
                                5938 Morningside Dr.
                                Columbus, GA 31909

                                                                                                     PERCENTAGE OF FUND'S
FUND AND CLASS                  NAME AND ADDRESS OF SHAREHOLDER            NUMBER OF SHARES OWNED     OUTSTANDING SHARES
-------------------------------------------------------------------------------------------------------------------------
Synovus Intermediate Term       COBATCO                                          16,993,082.524           93.95%
Bond Fund - Institutional       c/o Marshall & Ilsley Trust
Class                           Attn: TR 14
                                1000 N. Water St.
                                Milwaukee, WI 53202-6648

Synovus Intermediate Term       NFSC FEBO #0BX-385352                                 5,127.264            5.27%
Bond Fund - Class B             NFS/FMTC Rollover IRA
                                FBO Sybil Maddron
                                4306 Mitchell Bridge Dr.
                                Dalton, GA 30721

                                NFSC FEBO #0BX-381829                                 4,989.854            5.13%
                                NFS/FMTC IRA
                                FBO C. Ledon Anchors
                                909 Mar Walt Drive
                                Suite 1014
                                Fort Walton Beach, FL 32547

Synovus Intermediate Term       AST Trust Co Cust Nominee                           135,576.211           35.33%
Bond Fund - Class A             FBO Goldk.com Plans
                                2390 East Camelback Road
                                Suite 240
                                Phoenix, AZ 85016

                                PIMS/Prudential Retirement                           49,380.924           12.87%
                                As Nominee for the TTEE/Cust PL 300
                                Schuster Enterprises, Inc.
                                Synovus Trust Company
                                1148 Broadway
                                Columbus, GA 31901

                                Putnam Fiduciary Trust Co TTEE FBO Synovus           40,540.936           10.56%
                                Financial Corp Defered Plan for Select EES
                                Investors Way
                                Attn: MSC4D
                                Norwood, MA 02062

                                PIMS/Prudential Retirement                           32,283.535            8.41%
                                As Nominee for the TTEE/Cust PL 300
                                Green Island Country Club, Inc
                                1148 Broadway
                                Columbus, GA 31901

                                PIMS/Prudential Retirement                           25,656.678            6.69%
                                As Nominee for the TTEE/Cust PL 300
                                Alexander Electric Company
                                Synovus Trust Company
                                1148 Broadway
                                Columbus, GA 31901

Synovus Georgia Municipal       COBATCO                                           5,950,575.000           99.92%
Bond Fund - Institutional       c/o Marshall & Ilsley Trust
Class                           Attn: TR 14
                                1000 N. Water St.
                                Milwaukee, WI 53202-6648

Synovus Georgia Municipal       NFSC FEBO #0BX-464767                                27,181.368           39.91%
Bond Fund - Class A             Ruby E. Ingle
                                5938 Morningside Dr.
                                Columbus, GA 31909

                                NFSC FEBO #A3A-407402                                19,193.858           28.18%
                                Bettye Jean Carson
                                509 Lakewood Dr.
                                Tifton, GA 31793

                                                                                                     PERCENTAGE OF FUND'S
FUND AND CLASS                  NAME AND ADDRESS OF SHAREHOLDER            NUMBER OF SHARES OWNED     OUTSTANDING SHARES
-------------------------------------------------------------------------------------------------------------------------
                                NFSC FEBO #0BX-340456                                 9,746.589           14.31%
                                Ronald Clark French
                                Mary P. French
                                P.O. Box 337
                                Lumpkin, GA 31815

                                NFSC FEBO #0BX-385468                                 5,234.072            7.68%
                                Thomas Burl Bing
                                2730 Blacks Bluff Rd., SW
                                Rome, GA 30161




Toews NASDAQ 100(R)             N/A                                                      N/A                N/A
Hedged Index Fund -
Advisor Class

Toews S&P 500(R)Hedged          N/A                                                      N/A                N/A
Index Fund - Investor
Class

Toews S&P 500(R)Hedged          N/A                                                      N/A                N/A
Index Fund - Advisor Class

Toews NASDAQ 100(R)             N/A                                                      N/A                N/A
Hedged Index Fund -
Investor Class

TS&W Equity Portfolio           Charles Schwab & Co Inc                            756,419.1340           19.99%
                                Reinvest Account
                                Attn: Mutual Fund
                                101 Montgomery St.
                                San Francisco, CA 94104-4122

TS&W Fixed Income Portfolio     Charles Schwab & Co Inc                            666,734.9370           22.89%
                                Reinvest Account
                                Attn: Mutual Fund
                                101 Montgomery St.
                                San Francisco, CA 94104-4122


                                Thom M. Turpin & Molly S. Mugler TR                164,595.1350            5.65%
                                Old Mutual Asset Management Profit Sharing &
                                401K Plan
                                FBO Thompson Siegel & Walmsley Inc
                                200 Clarendon St. FL 53
                                Boston, MA 02116-5045

TS&W International Equity       Charles Schwab & Co Inc                            681,902.5110           15.14%
Portfolio                       Reinvest Account
                                Attn: Mutual Fund
                                101 Montgomery St.
                                San Francisco, CA 94104-4122

                                American Safety Razor Company                      519,273.5890           11.53%
                                U/A 10/17/1986
                                Attn: Mutual Funds
                                Razor Blade Lane
                                Verona, VA 24402

                                State Street Bank & Trust Company                  358,726.6450            7.96%
                                Cust FBO Dan River Inc Pension Plan
                                Thompson, Siegel & Walmsley Inc.
                                Specialized Trust Services
                                200 Newport Avenue Ext # TH1D
                                North Quincy, MA 02171-2145

United Association S&P 500      N/A                                                      N/A                N/A
Index Fund

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

         PRICEWATERHOUSECOOPERS LLP : PricewaterhouseCoopers LLP ("PwC") serves as independent registered public accountants for each of the Funds listed in the table below. PwC served as the principal accountant for the United Association S&P 500 Index Fund for the fiscal year ending October 31, 2004 only. Information for the Fund's fiscal year ending October 31, 2003 is included under "KPMG LLP" below. PwC has informed the Trust that it has no material direct or indirect financial interest in the Trust. Representatives of PwC are not expected to be present at the Special Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

FUND                                                                       FISCAL YEAR END
--------------------------------------------------------------------------------------------
Analytic Defensive Equity Fund, Analytic Global Long-Short Fund,          December 31, 2003
and Analytic Short-Term Income Fund

Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar        April 30, 2004
Conquistador Fund, and Chicago Asset Management Value Portfolio

Acadian Emerging Markets Portfolio, FMA Small Company Portfolio, ICM       October 31, 2004
Small Company Portfolio, The McKee International Equity Portfolio, Rice
Hall James Micro Cap Portfolio, Rice Hall James Small/Mid Cap Portfolio,
Rice Hall James Mid Cap Portfolio, TS&W Equity Portfolio, TS&W Fixed
Income Portfolio, TS&W International Equity Portfolio, and United
Association S&P 500 Index Fund


         AUDIT FEES. Audit fees include amounts related to the audit of the Funds' annual financial statements and services normally provided by PwC in connection with the Funds' statutory and regulatory filings. During the two most recently completed fiscal years, the Funds were billed the following audit fees:

                                                       FISCAL YEAR
FUND                                                     ENDING       AUDIT FEES
--------------------------------------------------------------------------------
Analytic Defensive Equity Fund, Analytic Global
Long-Short Fund, and Analytic Short-Term Income Fund      2003          $42,675
                                                          2002          $39,000

Cambiar Opportunity Fund, Cambiar International           2004          $42,900
Equity Fund, Cambiar Conquistador Fund, and Chicago       2003          $39,000
Asset Management Value Portfolio


Acadian Emerging Markets Portfolio, FMA Small Company     2004         $251,280
Portfolio, ICM Small Company Portfolio, The McKee         2003         $213,375
International Equity Portfolio, Rice Hall James Micro
Cap Portfolio, Rice Hall James Small/Mid Cap Portfolio,
Rice Hall James Mid Cap Portfolio, TS&W Equity Portfolio,
TS&W Fixed Income Portfolio, TS&W International Equity
Portfolio, and United Association S&P 500 Index Fund



         AUDIT-RELATED FEES. Below are the aggregate fees billed in the Funds' last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under "Audit Fees" above.

                                                                                                   ALL OTHER FEES
                                                                                 ALL FEES AND     AND SERVICES TO
                                                               ALL FEES AND      SERVICES TO      SERVICE AFFILIATES
                                                             SERVICES TO THE   SERVICE AFFILIATES   THAT DID NOT
                                             FISCAL YEAR       FUNDS THAT         THAT WERE           REQUIRE
FUND                                           ENDING       WERE PRE-APPROVED    PRE-APPROVED       PRE-APPROVAL
--------------------------------------------------------------------------------------------------------------------
Analytic Defensive Equity Fund,  Analytic       2003                N/A           $97,783(1)            N/A
Global Long-Short Fund, and Analytic            2002                N/A              N/A                N/A
Short-Term Income Fund

Cambiar Opportunity Fund, Cambiar               2004                N/A           $102,828(1)(2)        N/A
International Equity Fund, Cambiar              2003                N/A              N/A                N/A
Conquistador Fund, and Chicago Asset
Management Value Portfolio

Acadian Emerging Markets Portfolio, FMA         2004                N/A           $10,780(2)          $8,500(3)
Small Company Portfolio, ICM Small              2003                N/A             5,045(2)            N/A
Company Portfolio, The McKee
International Equity Portfolio, Rice
Hall James Micro Cap Portfolio, Rice
Hall James Small/Mid Cap Portfolio, Rice
Hall James Mid Cap Portfolio, TS&W
Equity Portfolio, TS&W Fixed Income
Portfolio, TS&W International Equity
Portfolio, and United Association S&P
500 Index Fund




--------------------
(1) Includes fees for examination of the design of SEI's Anti Money Laundering Program framework and 404 readiness assistance.

(2) Includes fees for agreed upon procedures related to the requirement to perform an independent audit pursuant to Section 352 of the USA Patriot Act for the SEI II Funds.

(3) Includes fees for review of N-14 and N-1A Filings related to the merger of the Independence Small Cap Fund and the John Hancock Small Cap Fund.

         TAX FEES. PwC did not bill the Funds for any services related to tax compliance, tax advice, or tax planning during the Funds' two most recently completed fiscal years.

         ALL OTHER FEES. PwC billed the Analytic Defensive Equity Fund, Analytic Global Long-Short Fund, and Analytic Short-Term Income Fund $5,045 for other products and services, other than the services reported above, for the Funds' fiscal year ended December 31, 2003.

         AGGREGATE NON-AUDIT FEES. PwC billed the Analytic Defensive Equity Fund, Analytic Global Long-Short Fund, and Analytic Short-Term Income Fund aggregate non-audit fees of $102,828 and $0 for the fiscal years ending December 31, 2003 and December 31, 2002, respectively. PwC billed the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Conquistador Fund, and Chicago Asset Management Value Portfolio aggregate non-audit fees of $102,828 and $0 for the fiscal years ending April 30, 2004 and April 30, 2003, respectively. PwC billed the Acadian Emerging Markets Portfolio, FMA Small Company Portfolio, ICM Small Company Portfolio, The McKee International Equity Portfolio, Rice Hall James Micro Cap Portfolio, Rice Hall James Small/Mid Cap Portfolio, Rice Hall James Mid Cap Portfolio, TS&W Equity Portfolio, TS&W Fixed Income Portfolio, TS&W International Equity Portfolio, and United Association S&P 500 Index Fund aggregate non-audit fees of $19,280 and $5,045 for the fiscal years ending October 31, 2004 and October 31, 2003, respectively.

         KMPG LLP : KMPG LLP ("KPMG") serves as independent registered public accountants for the AIG Money Market Fund, CB Core Equity Fund, Chartwell Small Cap Value Fund, Chartwell U.S. Equity Fund, Commerce Capital Government Money Market Fund, Commerce Capital Treasury Obligations Money Market Fund, FMC Select Fund, FMC Strategic Value Fund, Haverford Quality Growth Stock Fund, HGK Equity Value Fund, Japan Smaller Companies Fund, LSV Value Equity Fund, Sterling Capital Balanced Fund, Sterling Capital Small Cap Value Fund, Synovus Large Cap Core Equity Fund, Synovus Mid Cap Value Fund, Synovus Intermediate-Term Bond Fund, Synovus Georgia Municipal Bond Fund, Toews S&P 500(R) Hedged Index Fund and Toews Nasdaq-100(R) Hedged Index Fund. For the fiscal year ending October 31, 2003, KPMG served as the principal accountant for the United Association S&P 500 Index Fund. On November 10, 2003, PwC was appointed as the independent registered public accountant for the United Association S&P 500 Index Fund. The decision to change accountants was approved by the Audit Committee. Although PwC currently serves as the Fund's principal accountant, the information presented below reflects the time periods when KPMG served as the principal accountant for the Fund prior to November 10, 2003. Information for the Fund's fiscal year ending October 31, 2004 is included under "PricewaterhouseCoopers LLP" above. KPMG's report on the financial statements for the fiscal year ending October 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal year ending October 31, 2003, and the period until November 10, 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. KPMG has informed the Trust that it has no material direct or indirect financial interest in the Trust. Representatives of KPMG are not expected to be present at the Special Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

         AUDIT FEES. Audit fees include amounts related to the audit of the Funds' annual financial statements and services normally provided by KPMG in connection with the Funds' statutory and regulatory filings. During the fiscal years ended October 31, 2003 and October 31, 2004, the Funds were billed $348,000 and $317,500, respectively, in audit fees.

         AUDIT-RELATED FEES. Below are the aggregate fees billed in the Funds' last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under "Audit Fees" above.

                                                                                                   ALL OTHER FEES
                                                                                 ALL FEES AND     AND SERVICES TO
                                                               ALL FEES AND      SERVICES TO      SERVICE AFFILIATES
                                                             SERVICES TO THE   SERVICE AFFILIATES   THAT DID NOT
                                             FISCAL YEAR       FUNDS THAT         THAT WERE           REQUIRE
FUND                                           ENDING       WERE PRE-APPROVED    PRE-APPROVED       PRE-APPROVAL
--------------------------------------------------------------------------------------------------------------------
AIG Money Market Fund, CB Core Equity           2004              N/A                N/A                 N/A
Fund, Chartwell Small Cap Value Fund,           2003            $5,000(1)            N/A                 N/A
Chartwell U.S. Equity Fund, Commerce
Capital Government Money Market Fund,
Commerce Capital Treasury Obligations
Money Market Fund, FMC Select Fund, FMC
Strategic Value Fund, Haverford Quality
Growth Stock Fund, HGK Equity Value
Fund, Japan Smaller Companies Fund, LSV
Value Equity Fund, Sterling Capital
Balanced Fund, Sterling Capital Small
Cap Value Fund, Synovus Large Cap Core
Equity Fund, Synovus Mid Cap Value Fund,
Synovus Intermediate-Term Bond Fund,
Synovus Georgia Municipal Bond Fund,
Toews S&P 500(R) Hedged Index Fund,
Toews Nasdaq-100(R) Hedged Index Fund,
and United Association S&P 500 Index
Fund



------------------------------------------
(1) Includes fees for security counts pursuant to Rule 17(f)(2) for the United Association S&P 500 Index Fund.

         TAX FEES. KPMG did not bill the Funds for any services related to tax compliance, tax advice, or tax planning during the Funds' two most recently completed fiscal years.

         ALL OTHER FEES. KPMG did not bill the Funds for other products and services, other than the services reported above, for the Funds' two most recently completed fiscal years.

         AGGREGATE NON-AUDIT FEES. There were no non-audit fees billed by KPMG for the last two fiscal years.

         AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC and KPMG must be directly pre-approved by the Audit Committee.

         BOARD CONSIDERATION OF NON-AUDIT SERVICES. During the past year, all non-audit services provided by PwC and KPMG, respectively, to any affiliated service providers were pre-approved by the Trust's Audit Committee.

Included in the Audit Committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining PwC's and KPMG's independence, respectively.

SUBMISSION OF SHAREHOLDER PROPOSALS

         The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. The Board of Trustees will give consideration to shareholder suggestions as to nominees for the Board of Trustees, as discussed above under the heading "Nominating Committee." Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

         Abstentions and "broker non-votes" will not be counted for or against the proposal but will be counted for purposes of determining whether a quorum is present. The Trust believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the proposals when they have not received instructions from beneficial owners.

         No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

ADJOURNMENT

         In the event that sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote in favor of adjournments with respect to a proposal those proxies that they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Trust will bear the costs of any additional solicitation and any adjourned sessions.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                  By Order of the Trustees,

                                  /s/ James F. Volk

                                  James F. Volk
                                  President

Dated:  January 6, 2005

                                    EXHIBIT A

                          NOMINATING COMMITTEE CHARTER

I.  THE COMMITTEE.
------------------

         The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund, The MDL Funds, The Arbor Fund and Expedition Fund (collectively, the "Trusts"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "Independent Trustees." For purposes of this Charter, Independent Trustees shall mean members of the Board who are not interested persons of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").


II.  BOARD NOMINATIONS AND FUNCTIONS.
-------------------------------------

         1. The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Trusts. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business, financial or family relationships with investment advisers or service providers.

         2. The Committee also shall evaluate the qualifications of and make recommendations for "interested" Trustee candidates to the Board.

         3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

         4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the applicable Trust's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.


III.  COMMITTEE NOMINATIONS AND FUNCTIONS.
------------------------------------------

         1. The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

         2. The Committee is responsible for the adoption and administration of any policy for retirement from Board membership.

         3. The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

         4. The Committee shall, on an annual basis or at least as often as is required by law, review the performance of the Board. The Committee may invite any or all Interested Trustees or others to participate in such reviews as it deems appropriate.

IV.  OTHER POWERS AND RESPONSIBILITIES.
---------------------------------------

         1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

         2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the applicable Fund or Trust.

         3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

         4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust's by-laws. In the event of any inconsistency between this Charter and a Trust's organizational documents, the provisions of the Trust's organizational documents shall govern.

         5. The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

         6. The Committee shall elect one of its members to serve as Chairman, who shall serve until another Chairman is elected.


Adopted: May 18, 2004

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132


TO VOTE BY TELEPHONE
1) Read the Proxy  Statement and have the Proxy card on reverse at hand.
2) Call 1-800-690-6903
3) Follow the recorded instructions.

TO VOTE BY INTERNET
1) Read the Proxy Statement and have the Proxy card on reverse at hand.
2) Go to WWW.PROXYWEB.COM
3) Follow the on-line instructions.

TO VOTE BY MAIL
1) Read the Proxy Statement.
2) Check the  appropriate  box on the reverse side.
3) Sign, date and return the Proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.


THE ADVISORS' INNER CIRCLE FUND
FUND NAME PRINTS HERE

NOTICE OF PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR THE SPECIAL MEETING OF SHAREHOLDERS DATED FEBRUARY 18, 2005

The undersigned, revoking previous proxies, if any, with respect to the Shares (defined below), hereby appoints Jim Ndiaye and Laurie Brooks as proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of The Advisors' Inner Circle Fund (the "Trust") to be held at SEI Investments Company, One Freedom Valley Drive, Oaks, PA, 19456, on February 18, 2005 at 11:00 a.m., EST, and any adjournments or postponements thereof, all shares of beneficial interest of the Meeting ("Shares") on the proposal set forth on the reverse side regarding (i) the election of the Board of Trustees of the Trust, and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOLLOWING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
Date: __________________, 2005


-----------------------------------
Signature(s) (SIGN IN THE BOX)


Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

AIC MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

Proposal: To elect member of the Board of the Trustees of the Trust

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF TRUSTEES OF THE TRUST.

FOR ALL NOMINEES LISTED
(EXCEPT AS MARKED TO THE
CONTRARY BELOW)*

     |___|

WITHHOLD AUTHORITY
TO VOTE FOR ALL NOMINEES

     |___|

(01) Robert A.  Nesher
(02)  William M. Doran
(03) John T. Cooney
(04) Robert A. Patterson
(05) Eugene B.  Peters
(06) James M. Storey
(07) George J.  Sullivan
(08) Betty L. Krikorian
(09) Charles E. Carlbom
(10) Mitchell A. Johnson

*INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) BELOW.

--------------------------------------------------------------------------


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

AIC MK